Exhibit 10.46

Shenzhen Ping An Bank
Loan Certificate (1)

Date: September 3, 2007

Applicant	Shenzhen BAK Battery Co., Ltd	ID card of the Applicant	73109958-5

Currency	RMB	Amount	25,000,000

Loan Term	From Sep.3, 2007 to Sep.3, 2008

Usage	Working Capital

Annual rate	6.318%	Loan type	Short-term

Reference Contract	Shen shangyin (Shuibei) Shouxinzi (2007) A110020700007

Signature of Applicant	Stamp of Applicant	Signature of Shenzhen Ping An Bank	Stamp of Shenzhen Ping An Bank

/s/ Xiangqian Li

The above loan has been approved to transfer to your account.
Lending Bank: (Stamp)